                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported):  August 14, 1997


                PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP
             (Exact Name of Registrant as Specified in its Charter)


            Michigan                 0-21223                      38-3273911
(State or Other Jurisdiction    (Commission File No.)            (IRS Employer
of Incorporation)                                            Identification No.)

                    4295 Okemos Road, Okemos, Michigan 48805
              (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code:  (517) 349-6500


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On August 14, 1997, Professionals Insurance Company Management Group, a Michigan business corporation ("Professionals Group"), PICOM Insurance Company, a Michigan stock insurance company and a wholly-owned subsidiary of Professionals Group ("PICOM"), and Physicians Protective Trust Fund, a medical malpractice self-insurance trust fund organized under Florida Statutes Section
627.357 ("PPTF"), entered into an Agreement and Plan of Merger (the "Agreement") providing for a pooling of interests of Professionals Group and PPTF. (A conformed copy of the Agreement is being filed with this Current Report on Form 8-K as Exhibit 2. Capitalized terms not otherwise defined in this Report shall have the meanings given to them in the Agreement. The following description and summary of certain provisions of the Agreement is qualified in its entirety by the Agreement, which is incorporated herein by this reference.)

      Professionals Group is the holding company for PICOM and its affiliates. At June 30, 1997, Professionals Group had total shareholders' equity of $93.3 million and total assets of $391.2 million. PICOM, which was founded in 1980, provides professional liability insurance and reinsurance for over 7,500 professionals and institutions in the Midwest (including physicians, dentists, hospitals and other health care providers, lawyers and law firms). Professionals Group and its subsidiaries, which (in terms of market share) constitute the second largest provider of medical malpractice insurance in Michigan and the fifth largest provider of medical malpractice insurance in each of Illinois and Indiana, have approximately $62 million of direct written annual medical malpractice premiums.

      Physicians Protective Trust Fund, which was formed in 1975, is the largest provider of medical malpractice insurance for physicians and physician corporations in Florida. PPTF currently provides medical malpractice insurance to over 3,900 physicians and health care providers representing over 25% of the physician professional liability premiums written in Florida.
PPTF has approximately $64 million of direct written annual premiums, and at June 30, 1997 had a total fund balance (e.g., shareholders' equity) of $105.8 million and total assets of $434.7 million.

      The pooling of interests of Professionals Group and PPTF contemplated by the Agreement will be accomplished through the merger of PPTF with and into a newly-formed wholly-owned insurance subsidiary of Professionals Group ("INSCO") followed immediately by the merger of INSCO with and into PICOM, with PICOM continuing on as the surviving insurance corporation. Upon consummation of these transactions, PICOM (i) will be renamed to reflect the combined insurance operations of PPTF and PICOM and (ii) will maintain regional executive offices in Okemos, Michigan and Coral Gables, Florida and local sales and service offices in Ft. Lauderdale, Orlando, Tampa and Jacksonville, Florida; Oak Brook, Illinois; Indianapolis, Indiana; and Columbus, Ohio.

      Upon the merger of PPTF with and into INSCO, and except as otherwise provided in the Agreement, the aggregate rights of Eligible Members of PPTF (the "Membership Rights") will be converted into an aggregate number of shares (the "Aggregate Merger Shares") of common stock, no par value per share, of Professionals Group ("Professionals Group Common Stock") determined by dividing $116,091,248 (the "Exchange Value") by the average of the daily closing prices per share of Professionals Group Common Stock as reported by the Nasdaq
National Market for the period of twenty (20) business days ending on the fifth
(5th) business day prior to the Closing Date (the "Average Price"); provided, however, (i) that in the event the Average Price as determined under the foregoing provision is $31.00 or higher, then the Average Price will be deemed to be $31.00 and the Exchange Value will be divided by $31.00 (so that, in such case, the number of Aggregate Merger Shares issuable would be 3,744,879 shares of Professionals Group Common Stock), and (ii) that in the event the Average Price as determined under the foregoing provision is $27.00 or lower, then the Average Price will be deemed to be $27.00 and the Exchange Value will be divided by $27.00 (so that, in such case, the number of Aggregate Merger Shares issuable would be 4,299,676 shares of Professionals Group Common Stock). In consideration for his or her Membership Right, each Eligible Member of PPTF will be allocated and will





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be entitled to receive a portion of the Aggregate Merger Shares in accordance with an allocation formula determined by PPTF and then approved by the appropriate regulatory authorities of the State of Florida. No fractional shares of Professionals Group Common Stock will be issued to any Eligible Member and, in lieu thereof, all of said fractional shares shall be paid the cash equivalent value thereof based on the applicable Average Price.

      The transactions contemplated by the Agreement, which are expected to be completed early in the first quarter of 1998, are subject to certain regulatory approvals (including the approvals of the Insurance Commissioners of Florida and Michigan), and to the approval of the Eligible Members of PPTF and of the shareholders of Professionals Group.

      After consummation of the transactions contemplated by the Agreement:
W. Peter McCabe, M.D. will continue as the Chairman of the Board of Directors of Professionals Group, Eliot H. Berg, M.D. (currently the Chairman of the Board of Trustees of PPTF) will become the Vice-Chairman of the Board of Directors of Professionals Group, Mr. Victor T. Adamo will continue as the President and Chief Executive Officer of Professionals Group, and Mr. Steven L. Salman (currently the President and Chief Executive Officer of PPTF) will become the Chief Operating Officer of Professionals Group. The Board of Directors of Professionals Group will consist of sixteen (16) persons; including all ten (10) of the persons who are directors of Professionals Group (including Dr. McCabe and Mr. Adamo) immediately prior to the consummation of such transactions (the "Professionals Group Representatives"), R. Kevin Clinton, FCAS, MAAA, who is the President of Michigan Educational Employees Mutual Insurance Company, and Dr. Berg, Mr. Salman and three (3) other persons named as directors of Professionals Group by the Board of Trustees of PPTF (the "PPTF Representatives"). The PPTF Representatives will be divided as equally as practicable among the three classes of directors of Professionals Group.
The headquarters and principal executive offices of Professionals Group shall be located in Okemos, Michigan.

      After consummation of the transactions contemplated by the Agreement:
Dr. Berg will be the Chairman of the Board of Directors of PICOM, Dr. McCabe will be the Vice-Chairman of the Board of Directors of PICOM, and Mr.
Salman will be the President and Chief Executive Officer of PICOM. The Board of Directors of PICOM will consist of ten (10) persons; including Dr. McCabe, Mr. Adamo, and three (3) other persons named as directors of PICOM by the Board of Directors of Professionals Group (the "PG PICOM Directors"), and Dr. Berg and Mr. Salman, and three (3) other persons named as directors of PICOM by the Board of Trustees of PPTF (the "PPTF PICOM Directors"). The PG PICOM Directors and the PPTF PICOM Directors will be divided as equally as practicable among the three classes of directors of PICOM in proportion to the aggregate representation set forth in the preceding sentence.

      The transactions contemplated by the Agreement are an extension of the business strategies of Professionals Group and PPTF, each of which is seeking growth through consolidation and through product diversification and geographical diversification. The combined entity, which will be one of the leading medical malpractice companies in the United States, will be licensed in Florida, Michigan, Ohio, Indiana, Iowa, Illinois, Kentucky and Pennsylvania and will pursue additional licenses in the Eastern half of the United States. It is anticipated that the merger of PPTF's insurance operations with those of PICOM will result in a stronger capital position that should (i) enable the combined entity to bid more effectively for larger health care accounts and to compete more effectively in its current insurance markets, and (ii) facilitate further product diversification and geographical diversification. It is also anticipated that recent changes in PPTF's underwriting practices and rate structure, when combined with PICOM's marketing experience, will enable the combined entity, over time, to attain a loss ratio comparable to that of PICOM and industry averages. It is expected that the combining of such insurance operations will produce cost savings and revenue enhancements.

      Cochran, Caronia & Co. and McDonald & Company are serving as financial advisors to Professionals Group with respect to the transactions contemplated by the Agreement and each of them has rendered a fairness opinion to the Board of Directors of Professionals Group to the effect that the consideration to be paid by Professionals Group to the Eligible Members of PPTF in respect of their Membership Rights is fair, from a financial point of view, to the shareholders of Professionals Group. Donaldson, Lufkin & Jenrette Securities Corporation is serving as financial advisor to PPTF with respect to the transactions contemplated by the Agreement and it has rendered a separate fairness opinion to the Board of Trustees of PPTF to the effect that the Aggregate Merger Shares to be received by the Eligible Members of PPTF is fair to those Eligible Members, as a group, from a financial point of view.





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
      The following table sets forth certain additional information regarding Professionals Group and PPTF.

                                                                                  Physicians Protective
                                            Professionals Group                        Trust Fund
                                            -------------------                   ---------------------
 Mailing Address:                  4295 Okemos Road                        2121 Ponce de Leon Blvd.
                                   P.O. Box 2510                           P.O. Box 149001
                                   Okemos, MI 48805-9510                   Coral Gables, FL 33114-9001

 Telephone Numbers:                (800) 292-1036                          (800) 222-5115
                                   (517) 349-6500                          (305) 442-8119

 Facsimile Number:                 (517) 349-8977                          (305) 448-8236

 Number of Employees:              96                                      96

 Current States of Licensure:      Michigan, Illinois, Ohio                Florida
                                   Indiana, Iowa, Kentucky,
                                   Pennsylvania

 Number of Policyholders:          7,500                                   3,900

 Active Subsidiaries and
 Affiliates:                       PICOM Insurance Company                 Physicians Protective Plan, Inc.
                                   PICOM Insurance Company of Illinois

                                   American Insurance Management Corp.
                                   (attorney-in-fact for American
                                   Medical Insurance Exchange)

                                   PICOM Claims Services Corporation





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                PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                 At, and for the year ending, December 31, 1996

                                                      Professionals
                                                          Group                PPTF             Pro Forma
                                                     ---------------       ------------         ---------
 Total investments                                      $ 300,132,000       $ 342,127,000       $ 642,259,000
 Total assets                                             357,382,000         422,241,000         779,623,000
 Loss and loss adjustment expense reserves                219,919,000         281,593,000         501,512,000
 Total liabilities                                        269,424,000         320,041,000         589,465,000
 Total shareholders' equity                                87,958,000         102,200,000         190,158,000
 Book value per common share                                    25.09                  --                  --
 Premiums earned, net                                      56,687,000          68,028,000         124,715,000
 Net income                                                 9,585,000           9,376,000          18,961,000
 GAAP Ratios:
   Loss ratio                                                   86.6%              112.3%              100.6%
   Expense ratio                                                19.6%               10.9%               14.9%
                                                           ----------         -----------         -----------
   Combined ratio                                              106.2%              123.2%              115.5%
                                                          ===========         ===========         ===========
 Statutory Ratios:
   Loss ratio                                                   85.4%              112.3%               99.6%
   Expense ratio                                                15.9%                9.5%               12.5%
                                                          -----------         -----------         -----------

   Combined ratio                                              101.3%              121.8%              112.1%
                                                          ===========         ===========         ===========

      Except as otherwise indicated above, the foregoing unaudited pro forma financial information has been prepared in accordance with generally accepted accounting principles and gives effect to the transactions contemplated by the Agreement as a "pooling of interests" and as if those transactions had been effective on December 31, 1996. The pro forma combined financial data do not give effect to any anticipated cost savings or revenue enhancements in connection with those transactions and are not necessarily indicative of either the results that actually would have occurred had those transactions been consummated on or before December 31, 1996 or the results that may be obtained in the future. All financial information contained herein with respect to PPTF was supplied by PPTF.

      A registration statement relating to the shares of Professionals Group Common Stock to be exchanged in the transactions contemplated by the Agreement will be filed with the Securities and Exchange Commission. Such shares of Professionals Group Common Stock may not be exchanged, nor may offers to exchange be accepted, prior to the time the registration statement becomes effective. The above information, together with the other portions of this Current Report on Form 8-K, shall not constitute an offer to exchange or the solicitation of an offer to exchange nor shall there be any exchange of shares of Professionals Group Common Stock in any state in which such offer, solicitation or exchange would be unlawful prior to registration or qualification under the securities laws of any such state. The shares of Professionals Group Common Stock to be exchanged in the transactions contemplated by the Agreement will be offered only by means of a prospectus filed with the Securities and Exchange Commission.





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

                PROFESSIONALS INSURANCE COMPANY MANAGEMENT GROUP
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
             At, and for the six-month period ending, June 30, 1997

                                                      Professionals
                                                          Group                PPTF             Pro Forma
                                                     ---------------       ------------         ---------
 Total investments                                      $ 324,099,000       $ 317,685,000       $ 641,784,000
 Total assets                                             391,236,000         434,666,000         825,902,000
 Loss and loss adjustment expense reserves                226,728,000         270,055,000         496,783,000
 Total liabilities                                        297,927,000         328,845,000         626,772,000
 Total shareholders' equity                                93,309,000         105,821,000         199,130,000
 Book value per common share                                    26.62                  --                  --
 Premiums earned, net                                      25,480,000          30,926,000          56,406,000
 Net income                                                 5,298,000           4,154,000           9,452,000
 GAAP Ratios:
   Loss ratio                                                   85.7%              118.6%              103.7%
   Expense ratio                                                20.7%                4.8%               12.0%
                                                           ----------         -----------         -----------

   Combined ratio                                              106.4%              123.4%              115.7%
                                                          ===========         ===========         ===========
 Statutory Ratios:
   Loss ratio                                                   85.7%              118.6%              103.7%
   Expense ratio                                                17.8%                3.4%                9.8%
                                                          -----------         -----------         -----------
   Combined ratio                                              103.5%              122.0%              113.5%
                                                          ===========         ===========         ===========


      Except as otherwise indicated above, the foregoing unaudited pro forma financial information has been prepared in accordance with generally accepted accounting principles and gives effect to the transactions contemplated by the Agreement as a "pooling of interests" and as if those transactions had been effective on June 30, 1997. The pro forma combined financial data do not give effect to any anticipated cost savings or revenue enhancements in connection with those transactions and are not necessarily indicative of either the results that actually would have occurred had those transactions been consummated on or before June 30, 1997 or the results that may be obtained in the future. All financial information contained herein with respect to PPTF was supplied by PPTF.

      A registration statement relating to the shares of Professionals Group Common Stock to be exchanged in the transactions contemplated by the Agreement will be filed with the Securities and Exchange Commission. Such shares of Professionals Group Common Stock may not be exchanged, nor may offers to exchange be accepted, prior to the time the registration statement becomes effective. The above information, together with the other portions of this Current Report on Form 8-K, shall not constitute an offer to exchange or the solicitation of an offer to exchange nor shall there be any exchange of shares of Professionals Group Common Stock in any state in which such offer, solicitation or exchange would be unlawful prior to registration or qualification under the securities laws of any such state. The shares of Professionals Group Common Stock to be exchanged in the transactions contemplated by the Agreement will be offered only by means of a prospectus filed with the Securities and Exchange Commission.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.  Not applicable.

      (b)  Pro Forma Financial Information.  Not applicable.

      (c)  Exhibits.

           Item 601
        Regulation S-K
      Exhibit Reference
           Number              Exhibit Description
      -----------------        -------------------
             (2)               Agreement  and Plan  of Merger  dated  as of  August 14,  1997,  by and  among
                               Professionals Insurance Company Management Group,  PICOM Insurance Company and
                               Physicians Protective Trust Fund.
             (99)              Joint  Press Release  of  Professionals  Insurance Company  Management  Group,
                               PICOM  Insurance Company  and Physicians  Protective Trust Fund  issued August
                               15, 1997.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROFESSIONALS INSURANCE COMPANY
                                 MANAGEMENT GROUP



Date:      August 25, 1997       By: /s/ Victor T. Adamo
                                    ---------------------------------
                                       Victor T. Adamo
                                       President and
                                       Chief Executive Officer









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